EXHIBIT 99

Forward Looking Statement
Certain of the matters discussed in this communication about us and our subsidiaries future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,”
“believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,”
variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange
Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on
Form 10-Q and Form 8-K and available on our website: http://www.pseg.com.
These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•  adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
•  any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•  changes in federal and state environmental regulations that could increase our costs or limit our operations,
•  changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•  actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units  located at the same site,
•  any inability to balance our energy obligations, available supply and risks,
•  any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
•  availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•  changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
•  delays or unforeseen cost escalations in our construction and development activities,
•  any inability to achieve, or continue to sustain, our expected levels of operating performance,
•  any equipment failures, accidents, severe weather events or other incidents  that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient coverage or recover proceeds of insurance on such matters,
• increases in competition in energy supply markets as well as competition from certain rate-based transmission projects,
•  any inability to realize anticipated tax benefits or retain tax credits,
•  challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
•  changes in technology, such as distributed generation and microgrids, and resultant changes in customer usage patterns, including energy efficiency and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations.
Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings is a non-
GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items. PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. Slides A and B at the end of this presentation include a list of items excluded from Income from Continuing Operations/Net Income to reconcile to
Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

76 local NJ towns and 9 counties
support
• 76 municipalities and nine counties (Bergen, Essex, Hudson,
Mercer, Middlesex, Passaic, Somerset, Union and Salem) have
approved resolutions in support of Energy Strong, PSE&G’s
infrastructure proposal to improve and fortify its electric and gas distribution systems
• PSE&G is seeking BPU approval to implement the first five years of the Energy Strong proposal, an investment of $2.6 Billion
• The Energy Strong proposal is currently being evaluated by the
NJ Board of Public Utilities

Our $3.4 billion transmission investment
program drives double digit earnings growth at
PSE&G through 2015 and includes…
PSE&G’s Five Major Transmission Projects
Approved
ROE
Inclusion
of CWIP in
Rate Base
100% Recovery
of Costs
Due to
Abandonment
Total
Estimated
Project
Costs
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790
June 2014
/June 2015
Northeast Grid Reliability 11.93% $895 June 2015
North Central Reliability 11.68% $390 June 2014
Burlington–Camden 230kV 11.68% $399 June 2014
Mickleton–Gloucester-Camden 230kV 11.68% $435 June 2015

PSEG Power value advantaged by asset diversity, fuel
flexibility and location
Fuel Diversity*
Total MW: 13,226
Energy Produced*
Total GWh: 52,511
Energy Market Served*
Total MW: 13,226
*2012
**INCLUDES NEW JERSEY UNITS THAT FUEL SWITCH TO GAS.

What’s Next: PSEG’s Capital Spending expansion
opportunities directed toward growth in regulated business
Potential
PSEG 2013-2015E Capital Spending*
$7.5 Billion
by Subsidiary
Potential
PSEG 2013-2015E Capital Spending*
$7.5 Billion
Growth / Environmental / Maintenance
E = ESTIMATE; CAPITAL EXCLUDES AFUDC. *DATA AS OF JUNE 30, 2013.

Operating Earnings in 2013 benefiting
from return on transmission and Power’s locational advantage
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  580 $  523 $  1.14 $  1.03
PSE&G
468 453 0.92 0.89
PSEG Energy Holdings/
Enterprise
13 53 0.03 0.11
Operating Earnings*
$  1,061 $  1,029 $  2.09 $  2.03
Nine months ended September 30
*SEE SLIDE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS. 20

Strength in YTD operating earnings supports
increase in 2013 guidance
E = ESTIMATE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Based on our performance year-to-date, we have raised guidance for full year operating earnings from $2.25-$2.50 to $2.40-$2.55 per share

Where we’re going … PSE&G operating earnings are
forecast to grow at double digit rate through 2015
with growth in transmission to 40% of rate base
• O&M Growth per year
• PSE&G Rate Base
Transmission
E&G Distribution
EMP
• EFORd Rate - CCGT
• Nuclear Generation
• Holdings Solar Investment
• LIPA Earnings
PSEG Focus
($ millions, except as noted)
• 2.2%
(forecast
3
)
• $12,600
• $5,000
4
• $6,900
5
• $700
5
• 1.4%
• 30.4TWh
• $290
• $15-$20
6
2015E
• 0.8%
(actual
2
)
• $9,000
• $2,500
• $5,900
• $600
• 1.7%
• 29.8TWh
• $240
• $0
2012
• 2.4%
(planned
1
)
• $6,800
• $866
• $5,900
• $0
• 1.6%
• 29.3TWh
• $0
• $0
2008
(1) Planned compound annual growth rate 2008-2012.
(2) Actual compound annual growth rate 2008-2012.
(3) Two-year compound annual growth rate from 2013.
(4) Includes additional Transmission hardening.
(5) Includes approved solar programs and proposed ES programs.
(6) Reflects a fully-executed, expanded Operating Services Agreement with LIPA.
.
E = ESTIMATE.
.

PSE&G’s 2013 operating earnings
benefiting from transmission growth and cost containment
initiatives
$528
2012 2013 Guidance
PSE&G Operating Earnings*
($ Millions)
$585 - $600E
E = ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSEG Power Nuclear fleet is a critical element
of success
Hope Creek
• Operated by PSEG Nuclear
• PSEG Ownership: 100%
• Technology: Boiling Water
Reactor
• Total Capacity: 1,174 MW
• Owned Capacity: 1,174 MW
• License Expiration: 2046
• Next Refueling
Spring 2015
Salem
Units 1 and 2
• Operated by PSEG Nuclear
• PSEG Ownership:  57%,
Exelon – 43%
• Technology: Pressurized Water
Reactor
• Total Capacity: 2,326 MW
• Owned Capacity: 1,335 MW
• License Expiration:
2036 and 2040
• Next Refueling
Unit 1 – Fall 2014
Unit 2 – Spring 2014
Peach Bottom
Units 2 and 3
•
Operated by Exelon
•
PSEG Ownership: 50%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 2,245 MW
•
Owned Capacity:
1,123 MW
•
License Expiration:
2033 and 2034
•
Next Refueling

Unit 2 – Fall 2014
Unit 3 – Fall 2015
Scheduled uprate of ~130
MW expected 2015/2016

Power’s 2013 operating earnings
benefiting from locational value and operational efficiency
E= ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
PSEG Power Operating Earnings*
($ Millions)

PSEG Summary
• Raised 2013 full-year operating earnings guidance to $2.40 - $2.55 per share – based on financial results year-to-date
• Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
• Strong Balance Sheet and Cash Flow support full capital program without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Operating Earnings 1,236 $        1,389 $     1,584 $     1,567 $       1,478 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 52               50            46            9                (71)
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (10)              107          (1)             (11)             14
Lease Transaction Activity (Energy Holdings) 36               (173)         -              29              (490)
Storm O&M (PSEG Power) (39)              -              -              -                -
Market Transition Charge Refund (PSE&G) -                  -              (72)           -                -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings)
-                  34            -              -                (13)
Income from Continuing Operations 1,275 $        1,407 $     1,557 $     1,594 $       918 $
Discontinued Operations -              96            7              (2)               270
Net Income 1,275 $        1,503 $     1,564 $     1,592 $       1,188 $
Fully Diluted Average Shares Outstanding (in Millions)
507              507          507          507            508
Per Share Impact (Diluted)
Operating Earnings 2.44 $          2.74 $      3.12 $      3.09 $        2.91 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.10             0.10         0.09         0.02           (0.14)
Gain (Loss) on MTM
(a)
(PSEG Power) (0.02)            0.21         -           (0.02)          0.03
Lease TransactionActivity (Energy Holdings) 0.07             (0.34)        -           0.05           (0.96)
Storm O&M (PSEG Power) (0.08)            -           -           -             -
Market Transition Charge Refund (PSE&G) -              -           (0.14)        -             -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings)
-              0.06         -           -             (0.03)
Income from Continuing Operations 2.51 $          2.77 $      3.07 $      3.14 $        1.81 $
Discontinued Operations -              0.19         0.01         -             0.53
Net Income 2.51 $          2.96 $      3.08 $      3.14 $        2.34 $
(a) Includes the financial impact from positions with forward delivery months.
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
A
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP
FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME
.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
B
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME.
2013 2012 2013 2012
Earnings Impact ($ Millions)
Operating Earnings 385 $         382 $      1,061 $      1,029 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 12 40 29 49
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 3 (76) (22) (34)
Lease Related Activity (PSEG Energy Holdings) - 1 - 7
Storm O&M, net of insurance recoveries (PSEG Power) (10) -
(25)
-
Income from Continuing Operations 390 $         347 $      1,043 $      1,051 $
Net Income 390 $         347 $      1,043 $      1,051 $
Fully Diluted Average Shares Outstanding (in Millions)
508 507 507 507
Per Share Impact (Diluted)
Operating Earnings 0.76 $        0.75 $     2.09 $       2.03 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 0.08 0.06 0.10
Gain (Loss) on MTM
(a)
(PSEG Power) 0.01 (0.15) (0.04) (0.07)
Lease Related Activity (PSEG Energy Holdings) - - - 0.01
Storm O&M, net of insurance recoveries (PSEG Power) (0.02) - (0.05) -
Income from Continuing Operations 0.77 $        0.68 $     2.06 $       2.07 $
Net Income 0.77 $        0.68 $     2.06 $       2.07 $
(a) Includes the financial impact from positions with forward delivery months.
Three Months Ended Nine Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Unaudited)
September 30, September 30, Reconciling Items, net of tax